UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2003

WMS INDUSTRIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8300 (Commission File Number)	36-2814522 (I.R.S. Employer Identification Number)

800 South Northpoint Blvd., Waukegan, Illinois      60085
(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code: (847) 785-3000

Item 5. Other Events and Regulation FD Disclosure.
SIGNATURE
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Exhibit Index
Indenture, dated as of June 25, 2003
Purchase Agreement, dated June 20, 2003
Registration Rights Agreement, dated June 25, 2003

Item 5. Other Events and Regulation FD Disclosure.

     On June 25, 2003, WMS Industries Inc. completed the sale of $100 million of 2.75% convertible subordinated notes due July 15, 2010 to CIBC World Markets Corp., which resold the notes, under Rule 144A, to qualified institutional buyers. Agreements concerning the transaction are attached to this Form 8-K as exhibits 4.1, 10.1 and 10.2 and are incorporated herein by this reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS INDUSTRIES INC.

June 25, 2003	By:	/s/ Scott D. Schweinfurth
Scott D. Schweinfurth
Executive Vice President, Chief
Financial Officer and Treasurer

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

Exhibits	Description

4.1	Indenture, dated as of June 25, 2003, by and between WMS Industries Inc., as Issuer, and BNY Midwest Trust Company, as Trustee

10.1	Purchase Agreement, dated June 20, 2003, by and between WMS Industries Inc. and CIBC World Markets Corp.

10.2	Registration Rights Agreement, dated June 25, 2003, by and between WMS Industries Inc. and CIBC World Markets Corp.

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Exhibit Index

Exhibits	Description

4.1	Indenture, dated as of June 25, 2003, by and between WMS Industries Inc., as Issuer, and BNY Midwest Trust Company, as Trustee

10.1	Purchase Agreement, dated June 20, 2003, by and between WMS Industries Inc. and CIBC World Markets Corp.

10.2	Registration Rights Agreement, dated June 25, 2003, by and between WMS Industries Inc. and CIBC World Markets Corp.